UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 18, 2007
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                          On January 18, 2007, the Board of Directors of Hewlett-Packard Company elected Jon E. Flaxman as Executive Vice President and Chief Administrative Officer of HP effective on March 1, 2007.  In connection with his election, Mr. Flaxman resigned his current positions of Controller and Principal Accounting Officer effective immediately prior to the effectiveness of the election of his successor in those positions.

(c)                           On January 18, 2007, the HP Board elected James T. Murrin as Controller and Principal Accounting Officer of HP effective on March 1, 2007.  Mr. Murrin, age 46, has served as Vice President of Finance for HP’s Technology Solutions Group since May 2004.  Previously, he served as Vice President of Finance for HP Services from 1998 to May 2004.

In connection with his appointment as Controller and Principal Accounting Officer, Mr. Murrin’s salary will be increased to $425,000 per year and his target bonus opportunity for fiscal year 2007 will be increased to 75% of his salary.  Mr. Murrin also will be granted 15,000 shares of restricted stock under the HP 2004 Stock Incentive Plan.

HP’s press release announcing these management changes is filed as Exhibit 99.1 to this report.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                           On January 18, 2007, the HP Board amended HP’s Bylaws effective immediately to (i) provide that each director shall be elected by the affirmative vote of a majority of the votes cast with respect to each nominee in uncontested elections of directors, provide that HP will retain its current plurality voting standard only in contested elections of directors, and make certain conforming changes (Sections 2.7, 2.9 and 3.3); (ii) designate the lead independent director to preside over meetings of the HP Board in the absence of the chairman (Section 3.14); and (iii) make various administrative changes (Sections 3.2, 5.3 and 5.4).  HP’s Amended and Restated Bylaws reflecting these amendments are filed with this report as Exhibit 99.2.

In connection with the amendments to HP’s Bylaws establishing a majority vote standard for the election of directors in uncontested elections, HP amended its Corporate Governance Guidelines to (i) establish a policy for uncontested elections that any incumbent director who receives a greater number of votes “against” his or her election than votes “for” such election at any annual meeting of HP stockholders will tender his or her resignation for consideration by the Nominating and Governance Committee of the HP Board; and (ii) provide that the Nominating and Governance Committee will make recommendations to the HP Board regarding the actions to be taken with respect to all such offers to resign.

HP’s press release announcing these Bylaw amendments and corporate governance changes is filed as Exhibit 99.3 to this report.

Item 9.01.         Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Text of press release issued by HP, dated January 22, 2007, entitled “HP Names Flaxman as Chief Administrative Officer, Promotes Two Others to Senior Finance Roles” (filed herewith).
99.2	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).
99.3	Text of press release issued by HP, dated January 23, 2007, entitled “HP Adopts Majority Vote Standard for Electing Board of Directors” (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: January 23, 2007	By:	/s/ Charles N. Charnas
	Name:	Charles N. Charnas
	Title:	Acting General Counsel, Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by HP, dated January 22, 2007, entitled “HP Names Flaxman as Chief Administrative Officer, Promotes Two Others to Senior Finance Roles” (filed herewith).
99.2	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).
99.3	Text of press release issued by HP, dated January 23, 2007, entitled “HP Adopts Majority Vote Standard for Electing Board of Directors” (filed herewith).